Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of June 30, 2006

ASSURANT, INC. AND SUBSIDIARIES

EARNINGS RELEASE SUPPLEMENT

AS OF JUNE 30, 2006

INDEX TO SUPPLEMENT

Page:
REGULATION G – NON GAAP MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS (unaudited)	2

SEGMENTED BALANCE SHEETS (unaudited)	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	5

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	7

INVESTMENTS (unaudited)	14

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS (unaudited)	15

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other markets. The four key business segments – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance markets in the U.S. and selected international markets. The Assurant business segments provide creditor-placed homeowners insurance; manufactured housing homeowners insurance; debt protection administration; credit insurance; warranties and extended services contracts; individual health and small employer group health insurance; group dental insurance; group disability insurance; group life insurance; and pre-funded funeral insurance.

The company, which is traded on the New York Stock Exchange under the symbol AIZ, has over $20 billion in assets and $7 billion in annual revenue. Assurant has more than 12,000 employees and is headquartered in New York’s financial district.

Safe Harbor Statement:

Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, posted on the Assurant website at www.assurant.com.

Regulation G – Non GAAP Measures

Assurant uses the following non-GAAP financial measures to analyze the company’s operating performance for the periods presented in the press release. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

(2) Book value per share excluding accumulated other comprehensive income (AOCI) has been included as a measure of stockholder value. The company believes book value per share excluding AOCI provides investors a better measure of stockholder value than book value per share because it excludes the effect of unrealized gains (losses) on investments and foreign currency translation, which tend to be highly variable from period to period.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights

(Unaudited)

	For the Three-Months Ended June 30,		For the Six-Months Ended June 30,
($ in thousands, except per share amounts)	2006	2005	2006	2005
Net operating income (1)	$149,659	$130,176	$313,478	$245,294

Net realized gain (loss) from investments	1,477	2,651	(1,417)	2,971

Excess of loss reinsurance program (1995-1997)	—	(5,203)	—	(5,203)

Expenses directly related to the secondary public offering	—	—	—	(1,040)

Net income before cumulative effect of change in accounting principle	151,136	127,624	312,061	242,022

Cumulative effect of change in accounting principle	—	—	1,547	—

Net income	$151,136	$127,624	$313,608	$242,022

Total revenues	$1,949,090	$1,874,303	$3,878,872	$3,736,657

PER SHARE AND SHARE DATA:

Basic earnings per share
Net operating income	$1.16	$0.95	$2.43	$1.77
Net income before cumulative effect of change in accounting principle	$1.18	$0.93	$2.42	$1.74
Net income	$1.18	$0.93	$2.43	$1.74
Weighted average of common shares outstanding - basic	128,488,126	137,700,163	129,239,104	138,712,723

Diluted earnings per share
Net operating income	$1.15	$0.94	$2.39	$1.75
Net income before cumulative effect of change in accounting principle	$1.16	$0.92	$2.38	$1.73
Net income	$1.16	$0.92	$2.39	$1.73
Weighted average of common shares outstanding - diluted	130,327,634	139,019,388	131,197,145	140,030,049

Assurant, Inc. and Subsidiaries

Summary Financial Highlights (continued)

(Unaudited)

($ in thousands, except per share amounts)	As of June 30, 2006	As of December 31, 2005
Total assets	$24,532,416	$25,365,453

Total stockholders’ equity	$3,570,354	$3,699,559

Total stockholders’ equity (excluding AOCI)	$3,610,351	$3,480,060

Basic book value per share	$28.05	$28.33
Basic book value per share (excluding AOCI) (2)	$28.37	$26.65
Shares outstanding for basic book value per share calculation	127,278,688	130,591,834

Diluted book value per share	$27.64	$27.90
Diluted book value per share (excluding AOCI) (2)	$27.95	$26.25
Shares outstanding for diluted book value per share calculation	129,164,243	132,598,736

Debt to total capital ratio (excluding AOCI)	21.6%	22.2%

Assurant, Inc. and Subsidiaries

Segmented Condensed Balance Sheets

At June 30, 2006 and December 31, 2005

(Unaudited)

	At June 30, 2006
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,013,492	$1,343,794	$1,271,404	$2,672,250	$658,471	$12,959,411
Reinsurance recoverables	761,097	326,745	6,500	22,574	2,832,653	3,949,569
Deferred acquisition costs	1,949,172	134,481	63,742	28,684	—	2,176,079
Goodwill	—	—	—	—	805,254	805,254
Assets held in separate accounts	245,266	—	—	—	3,008,573	3,253,839
Other assets	315,709	290,431	150,662	210,475	420,987	1,388,264

Total assets	10,284,736	2,095,451	1,492,308	2,933,983	7,725,938	24,532,416

Liabilities
Policyholder benefits and claims payable	4,287,182	289,031	602,449	1,939,924	3,114,634	10,233,220
Unearned premiums	3,133,267	725,602	129,410	14,232	47,125	4,049,636
Debt	—	—	—	—	971,731	971,731
Mandatorily redeemable preferred stock	—	—	—	—	23,160	23,160
Liabilities related to separate accounts	245,266	—	—	—	3,008,573	3,253,839
Accounts payable and other liabilities	967,174	407,111	250,766	276,146	529,279	2,430,476

Total liabilities	8,632,889	1,421,744	982,625	2,230,302	7,694,502	20,962,062
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,651,847	673,707	509,683	703,681	71,433	3,610,351
Accumulated other comprehensive income	—	—	—	—	(39,997)	(39,997)

Total stockholders’ equity	1,651,847	673,707	509,683	703,681	31,436	3,570,354

Total liabilities and stockholders’ equity	$10,284,736	$2,095,451	$1,492,308	$2,933,983	$7,725,938	$24,532,416

	At December 31, 2005
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$6,962,324	$1,125,980	$1,246,798	$2,714,308	$1,321,982	$13,371,392
Reinsurance recoverables	812,466	816,533	5,527	23,193	2,790,091	4,447,810
Deferred acquisition costs	1,784,366	132,456	76,593	28,893	—	2,022,308
Goodwill	—	—	—	—	804,864	804,864
Assets held in separate accounts	246,859	—	—	—	3,225,576	3,472,435
Other assets	651,100	187,932	123,960	132,078	151,574	1,246,644

Total assets	10,457,115	2,262,901	1,452,878	2,898,472	8,294,087	25,365,453

Liabilities
Policyholder benefits and claims payable	4,241,237	670,999	603,807	1,926,396	3,097,638	10,540,077
Unearned premiums	2,970,104	700,183	121,959	12,481	46,887	3,851,614
Debt	—	—	—	—	971,690	971,690
Mandatorily redeemable preferred stock	—	—	—	—	24,160	24,160
Liabilities related to separate accounts	246,859	—	—	—	3,225,576	3,472,435
Accounts payable and other liabilities	1,422,739	367,316	247,548	349,347	418,968	2,805,918

Total liabilities	8,880,939	1,738,498	973,314	2,288,224	7,784,919	21,665,894
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,576,176	524,403	479,564	610,248	289,669	3,480,060
Accumulated other comprehensive income	—	—	—	—	219,499	219,499

Total stockholders’ equity	1,576,176	524,403	479,564	610,248	509,168	3,699,559

Total liabilities and stockholders’ equity	$10,457,115	$2,262,901	$1,452,878	$2,898,472	$8,294,087	$25,365,453

(1)	Corporate and Other segment includes Accumulated Other Comprehensive Income, Reinsurance Recoverables related to the disposal of FFG and LTC businesses, goodwill, separate accounts related to the disposal of FFG business and all of Assurant, Inc.’s debt.

Assurant, Inc. and Subsidiaries

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands, net of tax)	2006	2006	2005	2005	2005	2005	2006	2005
Assurant Solutions	$37,148	$39,747	$35,382	$31,939	$42,392	$23,434	$76,895	$65,826
Assurant Specialty Property	59,276	64,444	39,037	31,685	34,213	38,292	123,720	72,505
Assurant Health	41,016	45,096	33,297	45,718	49,367	49,673	86,112	99,040
Assurant Employee Benefits	20,590	19,185	19,329	22,846	9,812	16,379	39,775	26,191
Corporate and other	(4,930)	(439)	20,701	(4,289)	(3,314)	(10,417)	(5,369)	(13,731)
Amortization of deferred gain on disposal of businesses	6,514	5,741	4,651	7,609	7,660	7,711	12,255	15,371
Interest expense	(9,955)	(9,955)	(9,955)	(9,955)	(9,954)	(9,954)	(19,910)	(19,908)

Net operating income	149,659	163,819	142,442	125,553	130,176	115,118	313,478	245,294

Adjustments:
Net realized gain (loss) on investments	1,477	(2,894)	(5,396)	9,794	2,651	320	(1,417)	2,971
Excess loss of reinsurance program (1995-1997)	—	—	—	(35,060)	(5,203)	—	—	(5,203)
Expenses directly related to the secondary public offering	—	—	—	—	—	(1,040)	—	(1,040)

Net income before cumulative effect of change in accounting principle	151,136	160,925	137,046	100,287	127,624	114,398	312,061	242,022
Cumulative effect of change in accounting principle	—	1,547	—	—	—	—	1,547	—

Net income	$151,136	$162,472	$137,046	$100,287	$127,624	$114,398	$313,608	$242,022

Assurant, Inc. and Subsidiaries

Consolidated Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2006	2006	2005	2005	2005	2005	2006	2005
Revenues:
Net earned premiums and other considerations	$1,685,322	$1,672,653	$1,644,477	$1,621,186	$1,623,239	$1,631,894	$3,357,975	$3,255,133
Net investment income	180,438	192,562	170,864	175,175	177,018	164,200	373,000	341,218
Net realized (loss) gain on investments	2,272	(4,452)	(8,301)	11,965	4,079	492	(2,180)	4,571
Amortization of deferred gain on disposal of businesses	10,022	8,833	7,155	11,706	11,784	11,863	18,855	23,647
Fees and other income	71,036	60,186	67,382	59,409	58,183	53,905	131,222	112,088

	1,949,090	1,929,782	1,881,577	1,879,441	1,874,303	1,862,354	3,878,872	3,736,657

Benefits, losses and expenses:
Policyholder benefits	874,204	889,679	869,678	970,596	924,011	943,524	1,763,883	1,867,535
Selling, underwriting, general and administrative expenses	827,408	782,432	847,172	752,156	746,879	726,793	1,609,840	1,473,672
Interest expense	15,315	15,315	15,315	15,315	15,314	15,314	30,630	30,628

	1,716,927	1,687,426	1,732,165	1,738,067	1,686,204	1,685,631	3,404,353	3,371,835

Income before income taxes and cumulative effect of change in accounting principle	232,163	242,356	149,412	141,374	188,099	176,723	474,519	364,822
Income taxes	81,027	81,431	12,366	41,087	60,475	62,325	162,458	122,800

Net income before cumulative effect of change in accounting principle	151,136	160,925	137,046	100,287	127,624	114,398	312,061	242,022
Cumulative effect of change in accounting principle	—	1,547	—	—	—	—	1,547	—

Net income	$151,136	$162,472	$137,046	$100,287	$127,624	$114,398	$313,608	$242,022

Share repurchase program:
Shares repurchased	2,140,000	1,416,800	2,014,468	3,910,926	2,797,500	710,000	3,556,800	3,507,500
Average repurchase price per share	$48.43	$45.17	$38.00	$37.38	$34.32	$34.16	$47.13	$34.29
Repurchase price	$103,630	$64,001	$76,551	$146,181	$96,006	$24,252	$167,631	$120,258

AIZ Closing stock price (NYSE)	$48.40	$49.25	$43.49	$38.06	$36.10	$33.70	$48.40	$36.10

Investment yield (1)	5.83%	5.75%	5.54%	5.71%	5.63%	5.51%	5.74%	5.57%

Real estate investment income (1)	$—	$14,735	$—	$3,156	$9,409	$—	$14,735	$9,409

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Solutions

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2006	2006	2005	2005	2005	2005	2006	2005
Revenues:
Net earned premiums and other considerations	$592,182	$570,388	$573,880	$556,084	$554,829	$535,352	$1,162,570	$1,090,181
Net investment income	98,951	97,082	93,192	92,070	100,107	86,196	196,033	186,303
Fees and other income	39,525	34,170	41,004	32,063	30,574	29,089	73,695	59,663

	730,658	701,640	708,076	680,217	685,510	650,637	1,432,298	1,336,147

Benefits, losses and expenses:
Policyholder benefits	247,208	248,380	246,585	271,357	269,284	259,674	495,588	528,958
Selling, underwriting, general and administrative expenses	424,429	394,878	406,259	360,947	353,299	357,000	819,307	710,299

	671,637	643,258	652,844	632,304	622,583	616,674	1,314,895	1,239,257

Income before income taxes	59,021	58,382	55,232	47,913	62,927	33,963	117,403	96,890
Income taxes	21,873	18,635	19,850	15,974	20,535	10,529	40,508	31,064

Net operating income	$37,148	$39,747	$35,382	$31,939	$42,392	$23,434	$76,895	$65,826

Gross written premiums for selected product groupings:
Domestic Credit	$182,489	$168,927	$199,082	$182,999	$194,667	$190,718	$351,416	$385,385
International Credit	$159,208	$161,024	$160,858	$166,413	$157,449	$162,747	$320,232	$320,196
Domestic extended service contracts	$290,851	$285,504	$326,974	$298,969	$241,035	$253,249	$576,355	$494,284
International extended service contracts	$71,330	$66,256	$86,674	$62,669	$50,593	$47,570	$137,586	$98,163
Preneed (Face Sales)	$120,545	$123,688	$123,202	$141,786	$144,508	$133,019	$244,233	$277,527

Investment yield (1) *	N/A	N/A	N/A	N/A	N/A	N/A	5.54%	N/A

Real estate investment income (1)	$—	$2,506	$—	$—	$9,409	$—	$2,506	$9,409

(1)	Investment yield excludes investment income from real estate partnerships.

*	Segment balance sheets as of March 31, 2006, September 30, 2005, June 30, 2005 and March 31, 2005 are not available. Therefore, investment yields are not available.

Assurant Specialty Property

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2006	2006	2005	2005	2005	2005	2006	2005
Revenues:
Net earned premiums and other considerations	$290,972	$252,749	$230,684	$219,374	$207,696	$201,094	$543,721	$408,790
Net investment income	17,923	16,790	15,481	16,648	14,843	14,981	34,713	29,824
Fees and other income	13,587	9,458	9,948	9,850	10,168	8,193	23,045	18,361

	322,482	278,997	256,113	245,872	232,707	224,268	601,479	456,975

Benefits, losses and expenses:
Policyholder benefits	110,474	70,459	77,762	96,707	72,294	70,744	180,933	143,038
Selling, underwriting, general and administrative expenses	122,369	109,089	118,811	100,838	108,230	95,120	231,458	203,350

	232,843	179,548	196,573	197,545	180,524	165,864	412,391	346,388

Income before income taxes	89,639	99,449	59,540	48,327	52,183	58,404	189,088	110,587
Income taxes	30,363	35,005	20,503	16,642	17,970	20,112	65,368	38,082

Net operating income	$59,276	$64,444	$39,037	$31,685	$34,213	$38,292	$123,720	$72,505

Net Earned Premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$178,363	$142,892	$118,070	$114,965	$107,219	$103,272	$321,255	$210,491
Manufactured Housing (Creditor Placed & Voluntary)	54,184	55,968	57,957	52,699	53,252	53,516	110,152	106,768
Other	58,425	53,889	54,657	51,710	47,225	44,306	112,314	91,531

Total	$290,972	$252,749	$230,684	$219,374	$207,696	$201,094	$543,721	$408,790

Ratios:
Loss ratio (a)	38.0%	27.9%	33.7%	44.1%	34.8%	35.2%	33.3%	35.0%
Expense ratio (b)	40.2%	41.6%	49.4%	44.0%	49.7%	45.4%	40.8%	47.6%
Combined ratio (c)	76.5%	68.5%	81.7%	86.2%	82.9%	79.3%	72.8%	81.1%

Investment yield (1)*	N/A	N/A	N/A	N/A	N/A	N/A	5.62%	N/A

Real estate investment income (1)	$—	$—	$—	$—	$—	$—	$—	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate partnerships.
*	Segment balance sheets as of March 31, 2006, September 30, 2005, June 30, 2005 and March 31, 2005 are not available. Therefore, investment yields are not available.

Assurant Health

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2006	2006	2005	2005	2005	2005	2006	2005
Revenues:
Net earned premiums and other considerations	$519,587	$523,405	$531,345	$538,800	$544,294	$549,526	$1,042,992	$1,093,820
Net investment income	17,110	24,001	16,474	17,707	17,170	17,705	41,111	34,875
Fees and other income	10,250	9,726	9,323	10,420	10,270	10,331	19,976	20,601

	546,947	557,132	557,142	566,927	571,734	577,562	1,104,079	1,149,296

Benefits, losses and expenses:
Policyholder benefits	321,322	325,401	329,793	336,362	333,101	345,368	646,723	678,469
Selling, underwriting, general and administrative expenses	163,019	162,712	176,626	161,125	163,385	156,763	325,731	320,148

	484,341	488,113	506,419	497,487	496,486	502,131	972,454	998,617

Income before income taxes	62,606	69,019	50,723	69,440	75,248	75,431	131,625	150,679
Income taxes	21,590	23,923	17,426	23,722	25,881	25,758	45,513	51,639

Net operating income	$41,016	$45,096	$33,297	$45,718	$49,367	$49,673	$86,112	$99,040

Net earned premiums and other considerations:
Individual:
Individual medical	$300,267	$297,338	$295,322	$291,817	$290,047	$287,312	$597,605	$577,359
Short-term medical	25,489	25,001	26,664	30,257	28,115	25,876	50,490	53,991

Subtotal	325,756	322,339	321,986	322,074	318,162	313,188	648,095	631,350
Small employer group	193,831	201,066	209,359	216,726	226,132	236,338	394,897	462,470

Total	$519,587	$523,405	$531,345	$538,800	$544,294	$549,526	$1,042,992	$1,093,820

Assurant Health (continued)

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2006	2006	2005	2005	2005	2005	2006	2005
Sales (Annualized issued premiums):
Individual:
Individual medical	$76,616	$76,192	$71,745	$69,343	$68,137	$76,389	$152,808	$144,526
Short-term medical	28,128	30,248	24,747	34,889	31,566	28,716	58,376	60,282

Subtotal	104,744	106,440	96,492	104,232	99,703	105,105	211,184	204,808
Small employer group	32,527	34,573	36,466	36,224	41,211	45,486	67,100	86,697

Total	$137,271	$141,013	$132,958	$140,456	$140,914	$150,591	$278,284	$291,505

Membership by product line:
Individual:
Individual medical	632	636	644	647	662	671	632	662
Short-term medical	105	100	102	122	129	116	105	129

Subtotal	737	736	746	769	791	787	737	791
Small employer group	226	239	255	267	287	308	226	287

Total	963	975	1,001	1,036	1,078	1,095	963	1,078

Ratios:
Loss ratio (a)	61.8%	62.2%	62.1%	62.4%	61.2%	62.8%	62.0%	62.0%
Expense ratio (b)	30.8%	30.5%	32.7%	29.3%	29.5%	28.0%	30.6%	28.7%
Combined ratio (c)	91.4%	91.6%	93.7%	90.6%	89.5%	89.7%	91.5%	89.6%

Investment yield (1)	5.83%	5.70%	5.57%	5.48%	5.23%	5.44%	5.76%	5.42%

Real estate investment income (1)	$—	$7,372	$—	$596	$—	$—	$7,372	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Employee Benefits

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2006	2006	2005	2005	2005	2005	2006	2005
Revenues:
Net earned premiums and other considerations	$282,581	$326,111	$308,568	$306,928	$316,420	$345,922	$608,692	$662,342
Net investment income	38,744	40,839	38,754	41,878	38,274	37,983	79,583	76,257
Fees and other income	7,547	6,832	6,056	6,976	6,993	6,189	14,379	13,182

	328,872	373,782	353,378	355,782	361,687	390,094	702,654	751,781

Benefits, losses and expenses:
Policyholder benefits	195,195	245,439	215,538	212,022	241,537	267,738	440,634	509,275
Selling, underwriting, general and administrative expenses	101,827	99,114	108,095	108,403	105,027	97,017	200,941	202,044

	297,022	344,553	323,633	320,425	346,564	364,755	641,575	711,319

Income before income taxes	31,850	29,229	29,745	35,357	15,123	25,339	61,079	40,462
Income taxes	11,260	10,044	10,416	12,511	5,311	8,960	21,304	14,271

Net operating income	$20,590	$19,185	$19,329	$22,846	$9,812	$16,379	$39,775	$26,191

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$108,010	$111,393	$121,444	$124,780	$128,323	$128,242	$219,403	$256,565
Group disability single premiums for closed blocks	—	33,920	—	—	—	26,700	33,920	26,700
All other group disability	119,847	121,586	123,390	118,595	123,078	124,777	241,433	247,855
Group life	54,724	59,212	63,734	63,553	65,019	66,203	113,936	131,222

Total	$282,581	$326,111	$308,568	$306,928	$316,420	$345,922	$608,692	$662,342

Assurant Employee Benefits (continued)

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2006	2006	2005	2005	2005	2005	2006	2005
Sales:
Group dental	$12,843	$26,979	$17,316	$21,588	$18,187	$41,757	$39,822	$59,944
Group disability	10,022	13,633	9,722	12,649	14,864	25,420	23,655	40,284
Group life	5,344	6,681	6,702	5,883	10,898	18,561	12,025	29,459

Total	$28,209	$47,293	$33,740	$40,120	$43,949	$85,738	$75,502	$129,687

Ratios:
Loss ratio (a)	69.1%	75.3%	69.9%	69.1%	76.3%	77.4%	72.4%	76.9%
Expense ratio (b)	35.1%	29.8%	34.4%	34.5%	32.5%	27.6%	32.3%	29.9%

Investment yield (1)	6.17%	6.47%	6.15%	6.29%	6.14%	6.12%	6.33%	6.17%

Real estate investment income (1)	$—	$—	$—	$2,560	$—	$—	$—	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Corporate and Other

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2006	2006	2005	2005	2005	2005	2006	2005
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	7,710	13,850	6,963	6,872	6,624	7,335	21,560	13,959
Net realized (loss) gain on investments	2,272	(4,452)	(8,301)	11,965	4,079	492	(2,180)	4,571
Amortization of deferred gain on disposal of businesses	10,022	8,833	7,155	11,706	11,784	11,863	18,855	23,647
Fees and other income	127	—	1,051	100	178	103	127	281

	20,131	18,231	6,868	30,643	22,665	19,793	38,362	42,458

Benefits, losses and expenses:
Policyholder benefits	5	—	—	54,148	7,795	—	5	7,795
Selling, underwriting, general and administrative expenses	15,764	16,639	37,381	20,843	16,938	20,893	32,403	37,831
Interest expense	15,315	15,315	15,315	15,315	15,314	15,314	30,630	30,628

	31,084	31,954	52,696	90,306	40,047	36,207	63,038	76,254

Loss before income taxes and cumulative effect of change in accounting principle	(10,953)	(13,723)	(45,828)	(59,663)	(17,382)	(16,414)	(24,676)	(33,796)
Income taxes	(4,059)	(6,176)	(55,829)	(27,762)	(9,222)	(3,034)	(10,235)	(12,256)

Net operating (loss) income before cumulative effect of change in accounting principle	(6,894)	(7,547)	10,001	(31,901)	(8,160)	(13,380)	(14,441)	(21,540)
Cumulative effect of change in accounting principle	—	1,547	—	—	—	—	1,547	—

Net operating (loss) income	$(6,894)	$(6,000)	$10,001	$(31,901)	$(8,160)	$(13,380)	$(12,894)	$(21,540)

Real estate investment income	$—	$4,857	$—	$—	$—	$—	$4,857	$—

Corporate and Other Reconciliation

Assurant Corporate and Other Segment Net Operating Income	$(6,894)	$(6,000)	$10,001	$(31,901)	$(8,160)	$(13,380)	$(12,894)	$(21,540)
Adjustments, net of tax:
Amortization of deferred gain on disposal of businesses	(6,514)	(5,741)	(4,651)	(7,609)	(7,660)	(7,711)	(12,255)	(15,371)
Interest expense	9,955	9,955	9,955	9,955	9,954	9,954	19,910	19,908
Net realized (gain) loss on investments	(1,477)	2,894	5,396	(9,794)	(2,651)	(320)	1,417	(2,971)
Excess loss of reinsurance program (1995-1997)	—	—	—	35,060	5,203	—	—	5,203
Expenses directly related to the secondary public offering	—	—	—	—	—	1,040	—	1,040
Cumulative effect of change in accounting principle	—	(1,547)	—	—	—	—	(1,547)	—
Corporate and other per Reconciliation of Net Operating

Income to Net Income (page 5)	$(4,930)	$(439)	$20,701	$(4,289)	$(3,314)	$(10,417)	$(5,369)	$(13,731)

Assurant, Inc. and Subsidiaries

Investments

(Unaudited)

($ in thousands)	As of June 30, 2006		As of December 31, 2005
Investments by Type
Fixed maturities: available-for-sale, at fair value	$8,866,664		$8,961,778
Equity Securities: available-for-sale
Preferred stocks	729,225		691,523
Common stocks	1,157		1,578
Commercial mortgage loans on real estate, at amortized cost	1,252,612		1,212,006
Policy loans	59,149		61,043
Cash and short-term investments	902,649		1,283,043
Collateral held under securities lending	605,939		610,662
Other investments	542,016		549,759

Total	$12,959,411		$13,371,392

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,083,817	69%	$6,211,058	69%
Baa	2,132,416	24%	2,122,752	24%
Ba	547,588	6%	515,740	6%
B	99,616	1%	101,724	1%
Caa and lower	2,579	0%	9,764	0%
In or near default	648	0%	740	0%

Total	$8,866,664	100%	$8,961,778	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$168,192	2%	$207,711	2%
State, municipalities and political subdivisions	248,100	3%	235,933	3%
Foreign government	450,694	5%	589,353	6%
Public utilities	1,144,829	13%	1,064,591	12%
Mortgage backed securities	1,320,761	15%	1,492,684	17%
All other corporate bonds	5,534,088	62%	5,371,506	60%

Total	$8,866,664	100%	$8,961,778	100%

Assurant, Inc.

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	For the Three Months Ended June 30, 2006			For the Three Months Ended June 30, 2005			For the Six Months Ended June 30, 2006			For the Six Months Ended June 30, 2005
		Investment	Investment		Investment	Investment		Investment	Investment		Investment	Investment
($ in thousands)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)
Fixed maturities: available-for-sale, at fair value	5.76%	$127,725	$(258)	5.71%	$126,279	$(3,628)	5.78%	$254,566	$(2,875)	5.76%	$251,948	$(3,342)
Equity Securities: available-for-sale	7.11%	13,519	37	6.89%	9,528	(1,168)	6.81%	25,302	(1,617)	6.84%	18,374	(890)
Commercial mortgage loans on real estate, at amortized cost	7.21%	22,409	(84)	7.40%	19,866	(570)	7.43%	45,762	(209)	7.34%	39,623	(995)
Policy loans	9.78%	1,457	—	5.24%	839	—	7.75%	2,330	—	6.03%	1,944	—
Cash and short-term investments	4.59%	10,417	7	2.52%	5,264	(1)	3.75%	20,473	148	2.30%	10,691	(3)
Other investments	8.10%	11,119	2,570	15.74%	21,572	9,446	13.59%	37,084	2,373	11.20%	30,978	9,801

Total		186,646	$2,272		183,348	$4,079		385,517	$(2,180)		353,558	$4,571
Investment expenses		(6,208)			(6,330)			(12,517)			(12,340)

Net investment income		$180,438			$177,018			$373,000			$341,218

Gross investment gain			$10,682			$20,262			$16,808			$28,429
Gross investment loss			(8,410)			(15,968)			(18,988)			(23,643)
Write-downs on available-for-sale securities			—			(215)			—			(215)

Net investment gain			$2,272			$4,079			$(2,180)			$4,571